Accrued liabilities	9 Months Ended
Sep. 30, 2017
Accrued liabilities
Accrued liabilities

6. Accrued liabilities

Accrued liabilities consist of the following (in thousands):

	September 30,	December 31,
	2017	2016
Consulting and professional fees	$3,202	$1,110
Accrued payable due Taro Pharmaceuticals Industries Ltd.	—	7,500
Supply agreement - current portion	3,432	4,207
Employee compensation	2,006	1,554
Other	153	497
Total accrued liabilities	$8,793	$14,868